            Dear Shareholder,
    [PHOTO] With the support of investors like you, SchwabFunds-Registered
            Trademark- continues to be among the largest and fastest-growing mutual fund families in the nation. Charles Schwab Investment
            Management, Inc. (CSIM) now manages over $60 billion in assets for more than 3.3 million SchwabFunds shareholders and offers 34 funds spanning a spectrum of financial markets and investing styles.

ASSET ALLOCATION AND BOND FUNDS

It is prudent to periodically scrutinize your investment portfolio--in particular how your assets are allocated among various asset classes, namely stocks, bonds and cash. Remember that diversifying your portfolio with bond funds as part of your asset allocation plan can help stabilize your portfolio over the long term while still providing competitive returns. This is because changing market conditions may affect various asset classes differently--for example, as stocks decrease, bonds may increase or vice versa. Of course, bear in mind that share prices of bond funds, like all investments, fluctuate with market conditions.

If you have any questions about your own investment plan or need help getting started, contact your local Schwab branch to set up a free consultation with one of our representatives. Additionally, I encourage you to visit our Web site at WWW.SCHWAB.COM/SCHWABFUNDS, where you'll find online resources and tools to help you evaluate or develop your investment plan.

NEW INVESTMENT OPPORTUNITIES

As a strong proponent of indexing as an investment strategy, we introduced the converted Schwab Bond Index Funds--Schwab Short-Term Bond Market Index Fund and Schwab Total Bond Market Index Fund--late last year.(1) Each Fund is broad-based and diversified and seeks to track indices representing a broad spectrum of the overall bond market. These Funds may provide excellent opportunities to diversify your equity portfolio.

In addition, we introduced two new municipal money funds in early February. The Schwab New Jersey Municipal Money Fund and the Schwab Pennsylvania Municipal Money Fund are designed to offer taxpayers in those states opportunities for additional tax savings.(2)

For a free prospectus on Schwab money funds, bond funds, or any other SchwabFund, please call us toll-free at 1-800-435-4000. The prospectus contains more information, including fees and expenses. Please be sure to read the prospectus before investing.

Thank you for placing your trust in SchwabFunds. We will continue to explore new strategies to help you meet your investment goals and to provide you with timely information on SchwabFunds.

                              /s/ Charles R. Schwab
                               Charles R. Schwab

(1) Formerly the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund, respectively.
(2) Income may be subject to the federal alternative minimum tax (AMT).

TABLE OF CONTENTS

                                                                                     Page
                                                                                     -----

A Word from SchwabFunds-Registered Trademark-...................................           2

Schwab Short/Intermediate Tax-Free Bond Fund....................................           4

Schwab Long-Term Tax-Free Bond Fund.............................................           6

The Portfolio Management Team...................................................           8

Market Overview.................................................................           9

Questions to the Portfolio Management Team......................................          17

Financial Statements and Notes..................................................          21

A WORD FROM SCHWABFUNDS-REGISTERED TRADEMARK-

    We are pleased to bring you the semi-annual report for Schwab
Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund (the Funds) for the six-month period ended February 28, 1998.

    During the reporting period, the Funds achieved their primary objectives of providing a high level of current income exempt from federal income taxes, consistent with preservation of capital.(1) The chart below shows the income dividends on a per-share basis paid by the Funds during each fiscal year or period since inception.

                DIVIDENDS PAID BY THE SCHWAB TAX-FREE BOND FUNDS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          INCOME DIVIDENDS PER SHARE                                              FISCAL YEAR

                                                     1992*     1993**       1994          1995       1996       1997    1998***
Schwab Short/Intermediate Tax-Free Bond Fund                    $0.13      $0.37         $0.40      $0.41      $0.41       0.21
Schwab Long-Term Tax-Free Bond Fund                  $0.17      $0.36      $0.52         $0.53      $0.52      $0.53        0.3

  * Period from inception (9/11/92) through 12/31/92.
 ** Period from inception (4/21/93) through 8/31/93 for Schwab
    Short/Intermediate Tax-Free Bond Fund and for the eight-month period ended 8/31/93 for Schwab Long-Term Tax-Free Bond Fund.
*** For the six-month period ended 2/28/98 for both Funds.

(1) Income from the Funds may be subject to state and local taxes and to the federal alternative minimum tax (AMT).

TAXABLE EQUIVALENT YIELD

    The taxable equivalent yield represents the pre-tax yield a taxable investment would have to pay to be equivalent to a tax-exempt yield on an after-tax basis and may be helpful in evaluating the performance of a tax-exempt investment. The table below shows the Funds' 30-day SEC yields as of 2/28/98 and the taxable equivalent yields,(2) assuming a maximum federal income tax rate of 39.6%. Shareholder tax rates may be different.

                                                                   30-Day SEC      Taxable Equivalent
                                                                      Yield         30-Day SEC Yield
-------------------------------------------------------------------------------------------------------
Schwab Short/Intermediate Tax-Free Bond Fund                             3.62%               5.99%
-------------------------------------------------------------------------------------------------------
Schwab Long-Term Tax-Free Bond Fund                                      4.73%               7.83%
-------------------------------------------------------------------------------------------------------

    (2) A portion of both Funds' expenses was reduced during the reporting period. Without such reductions, both Funds' SEC yields would have been lower.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO COMPOSITION

    The Fund invests primarily in debt securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Under normal market conditions, the Fund seeks to maintain a dollar-weighted average portfolio maturity of between two and five years.

    The chart below presents the Fund's portfolio as of 2/28/98 based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar weighted. This information is not necessarily indicative of the Fund's future holdings.

                  SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

                 Portfolio Composition as of February 28, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                             60%
AA                              28%
A                                6%
BBB                              2%
Short-Term Investments           4%

    The chart on the following page compares the growth of a hypothetical $10,000 investment in the Fund, made at inception, with a similar investment in the Lehman Brothers 3-Year Municipal Bond Index (Lehman 3-Year Muni Index). THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS.

    TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

                COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL
     $10,000 INVESTMENT IN THE SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
                        AND THE LEHMAN 3-YEAR MUNI INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND     LEHMAN 3-YEAR MUNI INDEX
4/21/93                                             $10,000                      $10,000
4/30/93                                              $9,990                       $9,993
5/31/93                                             $10,038                      $10,020
6/30/93                                             $10,129                      $10,085
7/31/93                                             $10,151                      $10,090
8/31/93                                             $10,283                      $10,184
9/30/93                                             $10,344                      $10,228
10/31/93                                            $10,366                      $10,250
11/30/93                                            $10,326                      $10,237
12/31/93                                            $10,462                      $10,344
1/31/94                                             $10,567                      $10,428
2/28/94                                             $10,412                      $10,331
3/31/94                                             $10,218                      $10,206
4/30/94                                             $10,280                      $10,267
5/31/94                                             $10,323                      $10,315
6/30/94                                             $10,312                      $10,318
7/31/94                                             $10,407                      $10,403
8/31/94                                             $10,429                      $10,440
9/30/94                                             $10,377                      $10,414
10/31/94                                            $10,317                      $10,389
11/30/94                                            $10,245                      $10,370
12/31/94                                            $10,346                      $10,415
1/31/95                                             $10,445                      $10,501
2/28/95                                             $10,563                      $10,612
3/31/95                                             $10,655                      $10,707
4/30/95                                             $10,691                      $10,743
5/31/95                                             $10,881                      $10,908
6/30/95                                             $10,884                      $10,934
7/31/95                                             $10,987                      $11,050
8/31/95                                             $11,079                      $11,136
9/30/95                                             $11,115                      $11,167
10/31/95                                            $11,175                      $11,221
11/30/95                                            $11,255                      $11,293
12/31/95                                            $11,305                      $11,340
1/31/96                                             $11,383                      $11,429
2/29/96                                             $11,364                      $11,431
3/31/96                                             $11,313                      $11,403
4/30/96                                             $11,306                      $11,417
5/31/96                                             $11,312                      $11,427
6/30/96                                             $11,371                      $11,496
7/31/96                                             $11,443                      $11,559
8/31/96                                             $11,447                      $11,577
9/30/96                                             $11,519                      $11,647
10/31/96                                            $11,605                      $11,729
11/30/96                                            $11,712                      $11,838
12/31/96                                            $11,705                      $11,844
1/31/97                                             $11,742                      $11,896
2/28/97                                             $11,801                      $11,954
3/31/97                                             $11,737                      $11,892
4/30/97                                             $11,776                      $11,943
5/31/97                                             $11,876                      $12,040
6/30/97                                             $11,938                      $12,111
7/31/97                                             $12,096                      $12,255
8/31/97                                             $12,065                      $12,230
9/30/97                                             $12,141                      $12,319
10/31/97                                            $12,194                      $12,373
11/30/97                                            $12,222                      $12,409
12/31/97                                            $12,310                      $12,493
1/31/98                                             $12,384                      $12,575
2/28/98                                             $12,397                      $12,602

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 2/28/98

                                                                                        Since
                                                                                      Inception       30-day
                                                         6-Month(3)      1-Year       (4/21/93)      SEC Yield
----------------------------------------------------------------------------------------------------------------
Schwab Short/Intermediate Tax-Free Bond Fund(4)                2.75%         5.05%         4.52%          3.62%
----------------------------------------------------------------------------------------------------------------
Lehman 3-Year Muni Index                                       3.04%         5.42%         4.87%            --
----------------------------------------------------------------------------------------------------------------

    NASD regulations require that we report Fund performance data as of the most recent calendar quarter. As of 12/31/97, the Fund's 6-month, 1-year and since-inception average annual total returns were 3.12%, 5.17% and 4.52%, respectively. The 30-day SEC yield was 3.76%.(5)

(3) Actual, not annualized, since period is less than one year.
(4) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 2/28/98, the Fund's 6-month, 1-year, and since-inception average annual total returns would have been 2.45%, 4.48% and 4.03%, respectively. The 30-day SEC yield would have been 3.07%.
(5) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 12/31/97, the Fund's 6-month, 1-year, and since-inception average annual total returns would have been 2.83%, 4.63% and 4.04%, respectively. The 30-day SEC yield would have been 3.18%.

SCHWAB LONG-TERM TAX-FREE BOND FUND

PORTFOLIO COMPOSITION

    The Fund invests primarily in debt securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Under normal market conditions, the Fund seeks to maintain a dollar-weighted average portfolio maturity of ten years or longer.

    The chart below presents the Fund's portfolio as of 2/28/98 based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar weighted. Please note that this information is not necessarily indicative of the Fund's future holdings.

                      SCHWAB LONG-TERM TAX-FREE BOND FUND

                 Portfolio Composition as of February 28, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                             62%
AA                              27%
A                                7%
Short-Term Investments           4%

    The chart on the following page compares the growth of a hypothetical $10,000 investment in the Fund, made at inception, with a similar investment in the Lehman Brothers General Obligation Municipal Bond Index (Lehman Muni Bond Index). THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS.

    TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS.
PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

                COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL
         $10,000 INVESTMENT IN THE SCHWAB LONG-TERM TAX-FREE BOND FUND
                         AND THE LEHMAN MUNI BOND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              SCHWAB LONG-TERM      LEHMAN MUNI
             TAX-FREE BOND FUND      BOND INDEX
9/11/92                   $10,000         $10,000
9/30/92                    $9,867          $9,923
10/31/92                   $9,515          $9,826
11/30/92                   $9,912         $10,002
12/31/92                  $10,092         $10,104
1/31/93                   $10,240         $10,221
2/28/93                   $10,682         $10,591
3/31/93                   $10,484         $10,479
4/30/93                   $10,632         $10,585
5/31/93                   $10,690         $10,644
6/30/93                   $10,883         $10,822
7/31/93                   $10,879         $10,836
8/31/93                   $11,157         $11,062
9/30/93                   $11,298         $11,188
10/31/93                  $11,315         $11,209
11/30/93                  $11,201         $11,111
12/31/93                  $11,465         $11,345
1/31/94                   $11,588         $11,475
2/28/94                   $11,274         $11,177
3/31/94                   $10,791         $10,722
4/30/94                   $10,858         $10,813
5/31/94                   $10,970         $10,907
6/30/94                   $10,870         $10,840
7/31/94                   $11,085         $11,044
8/31/94                   $11,109         $11,083
9/30/94                   $10,921         $10,920
10/31/94                  $10,657         $10,726
11/30/94                  $10,381         $10,532
12/31/94                  $10,658         $10,764
1/31/95                   $11,050         $11,072
2/28/95                   $11,381         $11,394
3/31/95                   $11,514         $11,524
4/30/95                   $11,483         $11,538
5/31/95                   $11,918         $11,906
6/30/95                   $11,735         $11,802
7/31/95                   $11,836         $11,914
8/31/95                   $11,971         $12,065
9/30/95                   $12,056         $12,141
10/31/95                  $12,250         $12,317
11/30/95                  $12,443         $12,521
12/31/95                  $12,591         $12,642
1/31/96                   $12,640         $12,738
2/29/96                   $12,520         $12,651
3/31/96                   $12,366         $12,489
4/30/96                   $12,319         $12,454
5/31/96                   $12,311         $12,449
6/30/96                   $12,484         $12,585
7/31/96                   $12,599         $12,699
8/31/96                   $12,553         $12,697
9/30/96                   $12,780         $12,875
10/31/96                  $12,948         $13,020
11/30/96                  $13,188         $13,258
12/31/96                  $13,117         $13,203
1/31/97                   $13,097         $13,228
2/28/97                   $13,223         $13,350
3/31/97                   $12,987         $13,172
4/30/97                   $13,146         $13,283
5/31/97                   $13,358         $13,482
6/30/97                   $13,502         $13,626
7/31/97                   $13,933         $14,004
8/31/97                   $13,728         $13,872
9/30/97                   $13,927         $14,037
10/31/97                  $14,025         $14,127
11/30/97                  $14,146         $14,210
12/31/97                  $14,408         $14,418
1/31/98                   $14,556         $14,566
2/28/98                   $14,529         $14,571

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 2/28/98

                                                                                   Since
                                                                                 Inception   30-day SEC
                                               6-Month(6)   1-Year     5-Year    (9/11/92)     Yield
-------------------------------------------------------------------------------------------------------
Schwab Long-Term Tax-Free Bond Fund(7)              5.83%      9.87%      6.34%       7.07%       4.73%
-------------------------------------------------------------------------------------------------------
Lehman Muni Bond Index                              5.04%      9.15%      6.59%       7.13%         --
-------------------------------------------------------------------------------------------------------

NASD regulations require that we report Fund performance data as of the most recent calendar quarter. As of 12/31/97, the Fund's 6-month, 1-year, 5-year and since-inception average annual total returns were 6.71%, 9.84%, 7.38% and 7.12%, respectively. The 30-day SEC yield was 4.89%.(8)

(6) Actual, not annualized, since period is less than one year.
(7) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 2/28/98, the Fund's 6-month, 1-year, 5-year and since-inception average annual total returns would have been 5.55%, 9.32%, 5.83% and 6.49%, respectively. The 30-day SEC yield would have been 4.22%.
(8) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 12/31/97, the Fund's 6-month, 1-year, 5-year and since-inception average annual total returns would have been 6.43%, 9.27%, 6.85% and 6.55%, respectively. The 30-day SEC yield would have been 4.36%.

THE PORTFOLIO MANAGEMENT TEAM

    STEPHEN B. WARD--Senior Vice President and Chief Investment Officer--has overall responsibility for the management of the Funds' portfolios. Steve joined Charles Schwab Investment Management, Inc. (CSIM) as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was Vice President and Portfolio Manager at Federated Investors.

    JOANNE LARKIN--Vice President and Senior Portfolio Manager--has had primary responsibility for the day-to-day management of the Funds' portfolios since their inceptions. Joanne joined CSIM as Portfolio Manager in February 1992 and was promoted to her current position in December 1996. Prior to joining CSIM, Joanne was the Portfolio Manager for the Shearson Lehman California Municipal Bond Fund and for E.F. Hutton's Municipal Cash Reserve Management.

THE FOLLOWING MARKET OVERVIEW AND ANSWERS TO QUESTIONS ARE PROVIDED BY THE PORTFOLIO MANAGEMENT TEAM.

MARKET OVERVIEW

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           REAL GDP GROWTH RATE
QUARTERLY PERCENT CHANGE (ANNUALIZED RATE)
          SOURCE: BLOOMBERG L.P.
Q1 1990                                           3.9%
Q2 1990                                           1.2%
Q3 1990                                          -1.9%
Q4 1990                                          -4.0%
Q1 1991                                          -2.1%
Q2 1991                                           1.8%
Q3 1991                                           1.0%
Q4 1991                                           1.0%
Q1 1992                                           4.7%
Q2 1992                                           2.5%
Q3 1992                                           3.0%
Q4 1992                                           4.3%
Q1 1993                                           0.1%
Q2 1993                                           2.0%
Q3 1993                                           2.1%
Q4 1993                                           5.3%
Q1 1994                                           3.0%
Q2 1994                                           4.7%
Q3 1994                                           1.8%
Q4 1994                                           3.6%
Q1 1995                                           0.9%
Q2 1995                                           0.3%
Q3 1995                                           3.0%
Q4 1995                                           2.2%
Q1 1996                                           1.8%
Q2 1996                                           6.0%
Q3 1996                                           1.0%
Q4 1996                                           4.3%
Q1 1997                                           4.9%
Q2 1997                                           3.3%
Q3 1997                                           3.1%
Q4 1997                                           3.7%

- The real GDP growth rate was 3.2% for 1996 and 3.8% for 1997--healthy rates of growth for the economy and well in excess of the Federal Reserve's estimated non-inflationary growth rate of 2.0 to 2.75%.

- The economy appears poised for continued growth, further extending the current economic expansion that began in 1991. The direct impact of the economic problems of Pacific Rim countries on 1998 U.S. GDP growth is anticipated to be relatively minor. Estimates range from a reduction of 0.25 to 1.0%.

- Prior to the fourth-quarter onset of the "Asian Flu," the strength of the economy and tight labor markets led to speculation about a potential acceleration in both wage and price inflation and whether more-restrictive Federal Reserve policy was imminent. As Federal Reserve Chairman Alan Greenspan said in his February congressional testimony, "The key question going forward is whether the restraint building from the turmoil in Asia will be sufficient to check inflationary tendencies that might otherwise result from the strength of domestic spending and tightening labor markets." At the time of this writing, there continues to be no clear consensus whether the Federal Reserve's next move will be to raise or lower short-term rates.

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           U.S. UNEMPLOYMENT RATE
  Jan-90                                       5.4%
  Feb-90                                       5.3%
  Mar-90                                       5.2%
  Apr-90                                       5.4%
  May-90                                       5.4%
  Jun-90                                       5.2%
  Jul-90                                       5.5%
  Aug-90                                       5.7%
  Sep-90                                       5.9%
  Oct-90                                       5.9%
  Nov-90                                       6.2%
  Dec-90                                       6.3%
  Jan-91                                       6.4%
  Feb-91                                       6.6%
  Mar-91                                       6.8%
  Apr-91                                       6.7%
  May-91                                       6.9%
  Jun-91                                       6.9%
  Jul-91                                       6.8%
  Aug-91                                       6.9%
  Sep-91                                       6.9%
  Oct-91                                       7.0%
  Nov-91                                       7.0%
  Dec-91                                       7.3%
  Jan-92                                       7.3%
  Feb-92                                       7.4%
  Mar-92                                       7.4%
  Apr-92                                       7.4%
  May-92                                       7.6%
  Jun-92                                       7.8%
  Jul-92                                       7.7%
  Aug-92                                       7.6%
  Sep-92                                       7.6%
  Oct-92                                       7.3%
  Nov-92                                       7.4%
  Dec-92                                       7.4%
  Jan-93                                       7.3%
  Feb-93                                       7.1%
  Mar-93                                       7.0%
  Apr-93                                       7.1%
  May-93                                       7.1%
  Jun-93                                       7.0%
  Jul-93                                       6.9%
  Aug-93                                       6.8%
  Sep-93                                       6.7%
  Oct-93                                       6.8%
  Nov-93                                       6.6%
  Dec-93                                       6.5%
  Jan-94                                       6.7%
  Feb-94                                       6.6%
  Mar-94                                       6.5%
  Apr-94                                       6.4%
  May-94                                       6.0%
  Jun-94                                       6.1%
  Jul-94                                       6.1%
  Aug-94                                       6.1%
  Sep-94                                       5.9%
  Oct-94                                       5.8%
  Nov-94                                       5.6%
  Dec-94                                       5.4%
  Jan-95                                       5.6%
  Feb-95                                       5.5%
  Mar-95                                       5.4%
  Apr-95                                       5.7%
  May-95                                       5.6%
  Jun-95                                       5.6%
  Jul-95                                       5.7%
  Aug-95                                       5.7%
  Sep-95                                       5.7%
  Oct-95                                       5.5%
  Nov-95                                       5.6%
  Dec-95                                       5.6%
  Jan-96                                       5.7%
  Feb-96                                       5.5%
  Mar-96                                       5.5%
  Apr-96                                       5.5%
  May-96                                       5.5%
  Jun-96                                       5.3%
  Jul-96                                       5.4%
  Aug-96                                       5.2%
  Sep-96                                       5.2%
  Oct-96                                       5.2%
  Nov-96                                       5.3%
  Dec-96                                       5.3%
  Jan-97                                       5.4%
  Feb-97                                       5.3%
  Mar-97                                       5.2%
  Apr-97                                       4.9%
  May-97                                       4.8%
  Jun-97                                       5.0%
  Jul-97                                       4.8%
  Aug-97                                       4.9%
  Sep-97                                       4.9%
  Oct-97                                       4.7%
  Nov-97                                       4.6%
  Dec-97                                       4.7%
  Jan-98                                       4.7%
  Feb-98                                       4.6%
  Source: Bloomberg L.P.

- Job growth has remained robust, and the unemployment rate reached a new low for this decade during the reporting period. In fact, the 4.6% and 4.7% rates experienced during the reporting period represent the lowest unemployment rates in 24 years.

- Although inflation has been well contained, the combination of a tight labor market (as evidenced by low unemployment rates) and strong economic growth typically leads to inflationary pressures on wages and, ultimately, prices. In this environment, productivity growth becomes particularly important. Strong productivity gains, such as we experienced in 1997, allow manufacturers and other businesses to limit price increases in the face of rising wages, without sacrificing profit margins.

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 MEASURES OF INFLATION
 SOURCE: BLOOMBERG L.P.
                           QUARTERLY EMPLOYMENT COST INDEX     MONTHLY CONSUMER PRICE INDEX
  Jan-90                                                5.3%                             5.2%
  Feb-90                                                5.3%                             5.3%
  Mar-90                                                5.3%                             5.2%
  Apr-90                                                5.4%                             4.7%
  May-90                                                5.4%                             4.4%
  Jun-90                                                5.4%                             4.7%
  Jul-90                                                5.1%                             4.8%
  Aug-90                                                5.1%                             5.6%
  Sep-90                                                5.1%                             6.2%
  Oct-90                                                4.8%                             6.3%
  Nov-90                                                4.8%                             6.3%
  Dec-90                                                4.8%                             6.1%
  Jan-91                                                4.6%                             5.7%
  Feb-91                                                4.6%                             5.3%
  Mar-91                                                4.6%                             4.9%
  Apr-91                                                4.5%                             4.9%
  May-91                                                4.5%                             5.0%
  Jun-91                                                4.5%                             4.7%
  Jul-91                                                4.3%                             4.4%
  Aug-91                                                4.3%                             3.8%
  Sep-91                                                4.3%                             3.4%
  Oct-91                                                4.2%                             2.9%
  Nov-91                                                4.2%                             3.0%
  Dec-91                                                4.2%                             3.1%
  Jan-92                                                4.1%                             2.6%
  Feb-92                                                4.1%                             2.8%
  Mar-92                                                4.1%                             3.2%
  Apr-92                                                3.5%                             3.2%
  May-92                                                3.5%                             3.0%
  Jun-92                                                3.5%                             3.1%
  Jul-92                                                3.4%                             3.2%
  Aug-92                                                3.4%                             3.1%
  Sep-92                                                3.4%                             3.0%
  Oct-92                                                3.5%                             3.2%
  Nov-92                                                3.5%                             3.0%
  Dec-92                                                3.5%                             2.9%
  Jan-93                                                3.4%                             3.3%
  Feb-93                                                3.4%                             3.2%
  Mar-93                                                3.4%                             3.1%
  Apr-93                                                3.6%                             3.2%
  May-93                                                3.6%                             3.2%
  Jun-93                                                3.6%                             3.0%
  Jul-93                                                3.6%                             2.8%
  Aug-93                                                3.6%                             2.8%
  Sep-93                                                3.6%                             2.7%
  Oct-93                                                3.4%                             2.8%
  Nov-93                                                3.4%                             2.7%
  Dec-93                                                3.4%                             2.7%
  Jan-94                                                3.2%                             2.5%
  Feb-94                                                3.2%                             2.5%
  Mar-94                                                3.2%                             2.5%
  Apr-94                                                3.1%                             2.4%
  May-94                                                3.1%                             2.3%
  Jun-94                                                3.1%                             2.5%
  Jul-94                                                3.1%                             2.8%
  Aug-94                                                3.1%                             2.9%
  Sep-94                                                3.1%                             3.0%
  Oct-94                                                3.0%                             2.6%
  Nov-94                                                3.0%                             2.7%
  Dec-94                                                3.0%                             2.7%
  Jan-95                                                3.0%                             2.8%
  Feb-95                                                3.0%                             2.9%
  Mar-95                                                3.0%                             2.9%
  Apr-95                                                3.0%                             3.1%
  May-95                                                3.0%                             3.2%
  Jun-95                                                3.0%                             3.0%
  Jul-95                                                2.8%                             2.8%
  Aug-95                                                2.8%                             2.6%
  Sep-95                                                2.8%                             2.5%
  Oct-95                                                2.8%                             2.8%
  Nov-95                                                2.8%                             2.6%
  Dec-95                                                2.8%                             2.5%
  Jan-96                                                2.9%                             2.7%
  Feb-96                                                2.9%                             2.7%
  Mar-96                                                2.9%                             2.8%
  Apr-96                                                2.9%                             2.9%
  May-96                                                2.9%                             2.9%
  Jun-96                                                2.9%                             2.8%
  Jul-96                                                2.9%                             3.0%
  Aug-96                                                2.9%                             2.9%
  Sep-96                                                2.9%                             3.0%
  Oct-96                                                3.0%                             3.0%
  Nov-96                                                3.0%                             3.3%
  Dec-96                                                3.0%                             3.3%
  Jan-97                                                2.8%                             3.0%
  Feb-97                                                2.8%                             3.0%
  Mar-97                                                2.8%                             2.8%
  Apr-97                                                2.8%                             2.5%
  May-97                                                2.8%                             2.2%
  Jun-97                                                2.8%                             2.3%
  Jul-97                                                3.0%                             2.2%
  Aug-97                                                3.0%                             2.2%
  Sep-97                                                3.0%                             2.2%
  Oct-97                                                3.2%                             2.1%
  Nov-97                                                3.2%                             1.8%
  Dec-97                                                3.2%                             1.7%
  Jan-98                                                                                 1.6%
  Feb-98                                                                                 1.4%

- Both the Employment Cost Index and Consumer Price Index (CPI) remained in check throughout 1997, reflecting continued low levels of inflation.

- The CPI rose 1.7% during 1997--the lowest rate of increase since 1986. Its core rate (which excludes the more volatile food and energy components) rose 2.2%--the lowest rate of increase since 1965. The increase in the Employment Cost Index, although low, was somewhat more of a concern, particularly the Wages and Salaries component, which increased 3.8% during 1997.

- Even though current levels of inflation continue to be very low, the Federal Reserve indicated throughout most of the reporting period that the economy remains in the zone where inflation risks are increasing, and that it is poised to act preemptively by raising interest rates if necessary. The Federal Reserve did take action in March 1997, increasing the Federal Funds Rate by 0.25% to 5.50%. At the end of the reporting period, however, sentiment was mixed regarding the direction and timing of the Federal Reserve's next action.

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  TOTAL RETURN PERFORMANCE
GROWTH OF A DOLLAR INVESTED

                                S&P 500-R- Index     Schwab Small-Cap Index-R-   Schwab International Index-R-
  8/97                                     $1.00                         $1.00                           $1.00
  9/97                                     $1.06                         $1.08                           $1.06
  10/97                                    $1.02                         $1.03                           $0.98
  11/97                                    $1.07                         $1.02                           $0.97
  12/97                                    $1.09                         $1.04                           $0.99
  1/98                                     $1.10                         $1.03                           $1.03
  2/98                                     $1.18                         $1.11                           $1.09

  TOTAL RETURN PERFORMANCE
GROWTH OF A DOLLAR INVESTED
                                 Lehman MF General U.S. Govt. Index
  8/97                                                        $1.00
  9/97                                                        $1.02
  10/97                                                       $1.03
  11/97                                                       $1.04
  12/97                                                       $1.05
  1/98                                                        $1.06
  2/98                                                        $1.06

  TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The indices are representative returns of specific market sectors during the reporting period and do not reflect the performance of any fund. Indices are unmanaged and, unlike a fund, do not reflect the payment of advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.

- Domestic stocks continued to post the strongest total returns for the six-month period ended 2/28/98, as represented by the respective 17.6% and 11.2% returns for the S&P 500 Index and the Schwab Small-Cap Index.

- International stocks, as represented by the Schwab International Index, achieved a return of 8.9% for the reporting period in spite of an Asian-lead correction of 8.1% during October.

- U.S. government bonds, as represented by the Lehman Mutual Fund General U.S. Government Index, achieved a return of 6.2% for the six-month reporting period.

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  S&P 500-R- Index Price/Earnings Ratio
  Jan-90                                     14.37
  Feb-90                                     14.21
  Mar-90                                     14.77
  Apr-90                                     14.82
  May-90                                     15.84
  Jun-90                                     16.66
  Jul-90                                     16.65
  Aug-90                                     15.57
  Sep-90                                     14.90
  Oct-90                                     14.36
  Nov-90                                     14.59
  Dec-90                                     15.19
  Jan-91                                     14.95
  Feb-91                                     16.82
  Mar-91                                     17.48
  Apr-91                                     17.85
  May-91                                     17.92
  Jun-91                                     17.96
  Jul-91                                     18.07
  Aug-91                                     19.72
  Sep-91                                     19.88
  Oct-91                                     19.92
  Nov-91                                     21.02
  Dec-91                                     21.85
  Jan-92                                     23.35
  Feb-92                                     23.83
  Mar-92                                     25.45
  Apr-92                                     25.51
  May-92                                     25.71
  Jun-92                                     25.08
  Jul-92                                     25.61
  Aug-92                                     25.50
  Sep-92                                     24.37
  Oct-92                                     23.94
  Nov-92                                     24.08
  Dec-92                                     24.01
  Jan-93                                     24.20
  Feb-93                                     24.25
  Mar-93                                     24.22
  Apr-93                                     23.20
  May-93                                     23.21
  Jun-93                                     22.58
  Jul-93                                     22.52
  Aug-93                                     23.02
  Sep-93                                     23.74
  Oct-93                                     23.97
  Nov-93                                     22.55
  Dec-93                                     23.55
  Jan-94                                     22.98
  Feb-94                                     21.17
  Mar-94                                     20.34
  Apr-94                                     20.10
  May-94                                     20.16
  Jun-94                                     19.76
  Jul-94                                     18.64
  Aug-94                                     18.90
  Sep-94                                     18.26
  Oct-94                                     17.55
  Nov-94                                     16.58
  Dec-94                                     16.98
  Jan-95                                     16.23
  Feb-95                                     16.20
  Mar-95                                     16.50
  Apr-95                                     16.02
  May-95                                     16.43
  Jun-95                                     16.82
  Jul-95                                     16.55
  Aug-95                                     16.18
  Sep-95                                     16.86
  Oct-95                                     16.18
  Nov-95                                     17.14
  Dec-95                                     17.41
  Jan-96                                     18.11
  Feb-96                                     18.56
  Mar-96                                     18.94
  Apr-96                                     19.16
  May-96                                     19.48
  Jun-96                                     19.30
  Jul-96                                     18.31
  Aug-96                                     18.62
  Sep-96                                     19.75
  Oct-96                                     19.60
  Nov-96                                     21.05
  Dec-96                                     20.70
  Jan-97                                     20.55
  Feb-97                                     20.98
  Mar-97                                     19.87
  Apr-97                                     20.24
  May-97                                     21.43
  Jun-97                                     22.45
  Jul-97                                     23.92
  Aug-97                                     22.64
  Sep-97                                     24.00
  Oct-97                                     22.84
  Nov-97                                     24.02
  Dec-97                                     24.51
  Jan-98                                     24.99
  Feb-98                                     26.44
  Source: Bloomberg L.P.

- The price/earnings ratio for the S&P 500 Index was 26.4 at the close of the reporting period, its highest month-end value ever, and well above its 30-year average of 14.8.

- Based on other traditional market valuation measures such as the price-to-book value ratio or the dividend yield, the U.S. stock market, as measured by the S&P 500 Index, also reached historical highs during the reporting period.

- Although low inflation, low interest rates and strong cash flows into mutual funds have helped the U.S. equity markets reach these levels, Federal Reserve Chairman Greenspan has warned that current stock market values make sense only if the outlook for corporate earnings growth remains positive, an assumption which, as always, will be widely debated by market participants.

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

30-YEAR AND 5-YEAR TREASURY BOND YIELDS

                                           30-Year Treasury Bond Yield   5-Year Treasury Bond Yield
  8/29/97                                                        6.61%                        6.22%
  9/5/97                                                         6.64%                        6.23%
  9/12/97                                                        6.59%                        6.17%
  9/19/97                                                        6.38%                        6.01%
  9/26/97                                                        6.37%                        5.99%
  10/3/97                                                        6.29%                        5.87%
  10/10/97                                                       6.43%                        6.02%
  10/17/97                                                       6.44%                        6.08%
  10/24/97                                                       6.27%                        5.90%
  10/31/97                                                       6.15%                        5.71%
  11/7/97                                                        6.16%                        5.81%
  11/14/97                                                       6.11%                        5.80%
  11/21/97                                                       6.03%                        5.75%
  11/28/97                                                       6.05%                        5.84%
  12/5/97                                                        6.08%                        5.88%
  12/12/97                                                       5.93%                        5.69%
  12/19/97                                                       5.92%                        5.71%
  12/26/97                                                       5.90%                        5.71%
  1/2/98                                                         5.84%                        5.61%
  1/9/98                                                         5.73%                        5.25%
  1/16/98                                                        5.81%                        5.40%
  1/23/98                                                        5.97%                        5.52%
  1/30/98                                                        5.80%                        5.38%
  2/6/98                                                         5.92%                        5.47%
  2/13/98                                                        5.85%                        5.42%
  2/20/98                                                        5.87%                        5.49%
  2/27/98                                                        5.92%                        5.59%
  Source: Bloomberg L.P.

- Treasury bond yields fell significantly during the six-month reporting period--by 0.53% and 0.48% for 30-year and 5-year Treasury bonds, respectively.

- The economic problems experienced by many Pacific Rim countries, collectively referred to as the "Asian Flu," were the main cause of the decline in yields. Investors seeking a safe haven increased demand for U.S. Treasury securities and bid up prices, thereby decreasing Treasury bond yields.

- The Federal Reserve's decision to leave rates unchanged due to international market turbulence, as well as acceptable domestic economic statistics showing strong growth coupled with contained inflation, also led to favorable fixed-income market conditions.

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 30-YEAR AND 5-YEAR AAA GENERAL OBLIGATION MUNICIPAL BOND YIELDS
                     SOURCE: BLOOMBERG L.P.
                                                                        30-YEAR              5-YEAR
                                                                         AAA GO              AAA GO
                                                                    MUNI BOND YIELDS    MUNI BOND YIELDS
  8/29/97                                                                       5.30%               4.34%
  9/5/97                                                                        5.26%               4.30%
  9/12/97                                                                       5.23%               4.27%
  9/19/97                                                                       5.15%               4.19%
  9/26/97                                                                       5.15%               4.19%
  10/3/97                                                                       5.13%               4.17%
  10/10/97                                                                      5.21%               4.25%
  10/17/97                                                                      5.25%               4.29%
  10/24/97                                                                      5.20%               4.24%
  10/31/97                                                                      5.12%               4.16%
  11/7/97                                                                       5.15%               4.17%
  11/14/97                                                                      5.14%               4.16%
  11/21/97                                                                      5.15%               4.15%
  11/28/97                                                                      5.17%               4.17%
  12/5/97                                                                       5.11%               4.11%
  12/12/97                                                                      5.01%               4.08%
  12/19/97                                                                      4.98%               4.05%
  12/26/97                                                                      4.98%               4.05%
  1/2/98                                                                        4.96%               4.03%
  1/9/98                                                                        4.87%               3.99%
  1/16/98                                                                       4.83%               3.95%
  1/23/98                                                                       4.93%               4.05%
  1/30/98                                                                       4.92%               4.04%
  2/6/98                                                                        4.93%               4.05%
  2/13/98                                                                       4.89%               4.01%
  2/20/98                                                                       4.89%               4.01%
  2/27/98                                                                       4.96%               4.03%

- During the reporting period, municipal bond yields declined slightly, following a pattern similar to Treasury bond yields, and were approximately 0.15% to 0.18% below their levels at the start of the period.

- As was the case with most other fixed-income securities, the "flight to quality" initiated by the economic problems of many Pacific Rim countries increased demand for more-stable investments, such as municipal bonds, thereby driving up prices and driving down yields.

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RATIO OF MUNICIPAL BOND YIELDS TO TREASURY BOND YIELDS
                                                          30-YEAR BOND YIELDS    5-YEAR BOND YIELDS
  8/29/97                                                                80.0%                 69.8%
  9/5/97                                                                 79.2%                 69.0%
  9/12/97                                                                79.4%                 69.2%
  9/19/97                                                                80.7%                 69.7%
  9/26/97                                                                80.8%                 69.9%
  10/3/97                                                                81.6%                 71.0%
  10/10/97                                                               81.0%                 70.6%
  10/17/97                                                               81.5%                 70.6%
  10/24/97                                                               82.9%                 71.9%
  10/31/97                                                               83.3%                 72.9%
  11/7/97                                                                83.6%                 71.8%
  11/14/97                                                               84.1%                 71.7%
  11/21/97                                                               85.4%                 72.2%
  11/28/97                                                               85.5%                 71.4%
  12/5/97                                                                84.0%                 69.9%
  12/12/97                                                               84.5%                 71.7%
  12/19/97                                                               84.1%                 70.9%
  12/26/97                                                               84.4%                 70.9%
  1/2/98                                                                 84.9%                 71.8%
  1/9/98                                                                 85.0%                 76.0%
  1/16/98                                                                83.1%                 73.1%
  1/23/98                                                                82.6%                 73.4%
  1/30/98                                                                84.8%                 75.1%
  2/6/98                                                                 83.3%                 74.0%
  2/13/98                                                                83.6%                 74.0%
  2/20/98                                                                83.3%                 73.0%
  2/27/98                                                                83.8%                 72.1%
  Source: Bloomberg L.P.

- As interest rates fell during the first half of the reporting period, many municipalities began to "refund" or reissue outstanding debt to take advantage of the lower rates, increasing the supply of municipal issues on the market. Consequently, prices declined and municipal yields increased, especially in comparison to those of
  Treasury securities. Although the ratio of 30-year municipal to Treasury bond yields peaked in late November, the ratio remained relatively high through the end of the reporting period, indicating that municipal securities were priced attractively relative to Treasury securities.

- An upward slope in these lines indicates that municipal yields are rising relative to Treasury yields and that municipal bond values are falling (or not rising as fast) relative to Treasury yields. A downward slope indicates the reverse. The reason for the differential of approximately 10% is that the holders of long-term municipal bonds demand higher yields to compensate for the increased credit risk associated with holding a long-term bond that is not backed by the U.S. government.

QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM

Q HOW WERE THE FUNDS MANAGED
DURING THE REPORTING PERIOD? WERE ANY CHANGES MADE TO THE PORTFOLIO?

A As shown in the portfolio quality summaries on pages 4 and 6, we continued to maintain high-quality securities (primarily AAA and AA) in the Funds' portfolios. We feel that this is an appropriate strategy in the current market environment as there is very little yield advantage associated with lower-rated securities--we simply do not feel that investors are being adequately compen-sated for the higher credit risk.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

    In the Schwab Short/Intermediate Tax-Free Bond Fund, we maintained a neutral strategy relative to funds with similar investment objectives. Reflecting our neutral outlook for the markets, we maintained the Fund's weighted average maturity (WAM) throughout the reporting period within a narrow range of approximately 3.1 to 3.5 years. At the end of the reporting period, the Fund's WAM was 3.38 years, down slightly from 3.46 years at the beginning of the period. We continue to carefully monitor economic indicators and Federal Reserve Bank communications regarding the target level for short-term interest rates.

SCHWAB LONG-TERM TAX-FREE BOND FUND

    In the Schwab Long-Term Tax-Free Bond Fund, we maintained a weighted average maturity within a range of approximately 18 to 20 years during the reporting period. We also continually seek opportunities to moderately extend the portfolio's WAM as higher-yielding securities come to market at attractive prices.

    In December, for example, we extended the Fund's WAM slightly from 18.53 years to 20.61 years as supply increased. Although we have extended the Fund's WAM beyond this range in the past, we do not feel that it is currently advisable, as interest rates are approaching their historic lows--again, we do not feel that investors are being adequately rewarded for the additional interest rate risk associated with longer maturities. By the end of the reporting period, the Fund's WAM of 19.81 years was just marginally lower than the 19.96 year WAM at the beginning of the period.

    A surge in municipal bond issuance typical of January coupled with declining interest rates enabled us to further enhance the Fund's portfolio during the reporting period. For example, we were able to purchase securities with stronger call protection features and credit quality, which should add flexibility and liquidity to the Fund's portfolio.

Q WHAT IS YOUR VIEW OF THE MUNICIPAL BOND ENVIRONMENT?

A At the beginning of the reporting
period, municipal securities were trading within a narrow range and the market was fairly stable. This climate then changed as the "Asian Flu" hit the world's financial markets during the fourth quarter of 1997. The resulting turmoil in equity markets increased demand for U.S. Treasury securities, which led to higher prices and lower yields in both Treasury and municipal markets.

    As rates continued to decline, the municipal market was inundated with refunding deals, increasing the supply of municipal securities. This increased supply further reduced prices, yet was partially offset by increased demand due to the relatively favorable pre-tax equivalent yields offered by municipal securities. In fact, municipal securities were priced attractively relative to Treasury securities, as evidenced by the compressed ratio of Treasury to municipal security yields. This ratio reached a level as high as 85% for 30-year bonds and remained within a close range during the reporting period, as illustrated in the chart on page 16 of the MARKET OVERVIEW section.

Q WHAT ARE THE BENEFITS OF INVESTING IN SCHWAB'S TAX-FREE BOND FUNDS AND HOW MIGHT THEY FIT IN AN ASSET ALLOCATION PLAN?

A Schwab's Tax-Free Bond Funds offer the benefits of broad diversification across many issuers, professional management, low costs, tax-free monthly income,(9) convenience and liquidity. As shown in the example on page 3, for investors in a high tax bracket, a taxable investment would have to yield about 66% more to achieve the same yield after tax as that produced by the Schwab Tax-Free Bond Funds.

    No matter what your investment profile, diversifying your portfolio with bond funds as part of your asset allocation plan may help offset the effects of stock market downturns and can generally help add stability to your portfolio, as shown in the following example. Of course, remember that share prices of bond funds, like any investment,

(9) Income from the Funds may be subject to state and local tax and the federal alternative minimum tax (AMT).

fluctuate with market conditions. The chart below displays the high, low and average annual returns from 1970 to 1997 for five hypothetical portfolios representing the returns of stocks and bonds as measured by indices.(10) As shown in the chart, adding bonds to an all-stock portfolio has reduced risk while still producing competitive returns.
    A portfolio comprising 40% bonds and 60% stocks, for example, achieved an average annual return of 11.65%--only slightly over 1% less than the 12.97% return of the all-stock portfolio--and did so with significantly less volatility. The lowest annual return of the portfolio invested 40% in bonds and 60% in stocks, actually a loss of 13.61%, was about half of the 26.47% loss in the all-stock portfolio. Of course, past performance does not guarantee future results.

(10) The returns do not reflect actual investment in any security. The hypothetical returns are all weighted averages and assume reinvestment of dividends.
  The indices represented are the S&P 500-Registered Trademark- Index and the Ibbotson Intermediate Government Bond Index.
  Indices are unmanaged, do not incur costs and expenses, and cannot be invested in directly.

          HYPOTHETICAL PORTFOLIOS SHOWING THE EFFECTS OF ADDING BONDS
                      TO AN ALL-STOCK PORTFOLIO--1970-1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      AVERAGE ANNUAL RETURNS
All Stocks                   37.43%                     12.97%    -26.47%
90% Stocks 10% Bonds         35.37%                     12.68%    -23.25%
80% Stocks 20% Bonds         33.30%                     12.36%    -20.04%
70% Stocks 30% Bonds         31.24%                     12.02%    -16.82%
60% Stocks 40% Bonds         29.18%                     11.65%    -13.61%

Q AS THE STOCK MARKET CONTINUES TO REACH RECORD HIGHS, SHOULD I RECONSIDER MY PORTFOLIO ALLOCATION TO BONDS?

A Whenever there has been significant divergence between returns of asset classes, it can be prudent to review your portfolio asset allocation. As an example, total returns produced by large-cap domestic stocks dwarfed those of domestic bonds for the three-year period ended 12/31/97. This performance discrepancy is illustrated by the respective 29.88% and 10.57% average annual returns produced for that period by the Schwab 1000 Fund-Registered Trademark-, which invests in large-cap domestic equities, and the Schwab Long-Term Tax-Free Bond Fund.(11)
    This discrepancy in total returns can cause an investor's portfolio asset allocation to shift, as shown in the following example. Assume that an investor had a hypothetical asset allocation of 60% stocks and 40% bonds (invested in just these two Funds) at the beginning of the three-year period, reinvesting all Fund distributions during the period. By the end of the period, the portfolio's asset allocation mix would have shifted to 71% stocks and 29% bonds--a significant shift from the investor's original strategy.

                                                  12/31/94 Portfolio       3-Year        12/31/97 Portfolio
                                               ------------------------  -----------  ------------------------
                                                 Value     Allocation      Growth       Value     Allocation
                                               ---------  -------------  -----------  ---------  -------------
Schwab 1000 Fund-Registered Trademark-         $   6,000          60%     $   7,146   $  13,146          71%
Schwab Long-Term Tax-Free Bond Fund            $   4,000          40%     $   1,407   $   5,407          29%
                                               ---------         ---     -----------  ---------         ---
Total Portfolio Value                          $  10,000         100%     $   8,553   $  18,553         100%

    We believe that investors should focus on their own risk profiles and income needs to determine the most appropriate level of bonds in their portfolios. In addition to providing income, bonds have performance characteristics that can make them an attractive element of a well-diversified investment portfolio. As shown in the example in the previous question, since bond returns have historically not been well correlated with stock returns,(12) combining bonds in a portfolio with other asset classes can be an effective way to reduce overall portfolio volatility.

(11) Total return assumes reinvestment of all dividends and capital gains distributions, if any. Past performance is no guarantee of future results. Principal value and investment returns will fluctuate, so an investors shares, when redeemed, may be worth more or less than their original cost. A portion of both Funds' expenses was reduced during the period. Without these reductions, the Funds' total returns would have been lower.

(12) For the 20-year period ended 12/31/97, the correlation of large-cap stock returns and government bond returns has been 0.38. Source: Symphony Asset Management.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------

PORTFOLIO SUMMARY

                                  ASSET GROWTH

                    Total
    Total        Net Assets     Percentage
  Net Assets        as of      Growth Over
as of 02/28/98    08/31/97      Reporting
    (000s)         (000s)         Period
-------------------------------------------
   $60,739         $54,397         12%
-------------------------------------------

                 AVERAGE WEIGHTED MATURITY AT FEBRUARY 28, 1998

                       Value       % of         % of
 Maturity Schedule    (000s)     Portfolio    Portfolio
--------------------------------------------------------
                                               (cum.)
   1 - 6 Months        $ 2,169         3.6%         3.6%
   7 - 36 Months        28,634        47.1         50.7
  37 - 60 Months        17,738        29.1         79.8
  Over 60 Months        12,317        20.2        100.0%
                     ---------       -----
                       $60,858       100.0%
                     ---------       -----
                     ---------       -----

Average Weighted Maturity--3.38 Years

--------------------------------------------------------------------------------

SCHWAB LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------

PORTFOLIO SUMMARY

                                  ASSET GROWTH

                    Total
    Total        Net Assets     Percentage
  Net Assets        as of      Growth Over
as of 02/28/98    08/31/97      Reporting
    (000s)         (000s)         Period
-------------------------------------------
   $55,625         $46,767         19%
-------------------------------------------

                 AVERAGE WEIGHTED MATURITY AT FEBRUARY 28, 1998

                       Value       % of         % of
 Maturity Schedule    (000s)     Portfolio    Portfolio
--------------------------------------------------------
                                               (cum.)
    0 - 1 Year         $ 2,256         4.0%         4.0%
   2 - 10 Years          1,736         3.1          7.1
   11 - 20 Years        27,863        48.8         55.9
   21 - 30 Years        23,181        40.6         96.5
   Over 30 Years         2,020         3.5        100.0%
                     ---------       -----
                       $57,056       100.0%
                     ---------       -----
                     ---------       -----

Average Weighted Maturity--19.81 Years

--------------------------------------------------------------------------------

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (in thousands)
February 28, 1998 (Unaudited)

                                   Par        Value
                                ---------  ------------
 MUNICIPAL BONDS--96.4%(a)
 ALABAMA--1.8%
Birmingham, Alabama Special
 Care Facilities Finance
 Authority Revenue Bonds
 (Daughters of Charity
 National Health System--St.
 Vincents Hospital &
 Providence) Series 1995 (Aa2
 AA+)
  7.00%, 11/01/01               $  1,000   $      1,096
                                           ------------

 ALASKA--1.9%
Anchorage, Alaska Refunding
 School Bonds Series 1993A /
 (MBIA Insurance) (Aaa AAA)
  5.10%, 08/01/99                  1,145          1,166
                                           ------------

 ARIZONA--7.4%
Maricopa County, Arizona
 Unified School District No.
 93 (Cave Creek Project)
 Series 1997A / (FGIC
 Insurance) (Aaa AAA)
  5.00%, 07/01/03                  2,325          2,423
Phoenix, Arizona Civic
 Improvement Corp. Revenue
 Bonds (Sr-Lien Airport) (Aa2
 AA+)(d)
  5.00%, 07/01/04                  1,000          1,034
Phoenix, Arizona Civic
 Improvement Corp. Wastewater
 Systems Lease Revenue Bonds
 Series 1993 (Aa3 A)
  5.10%, 07/01/99                  1,005          1,023
                                           ------------
                                                  4,480
                                           ------------

 CONNECTICUT--3.4%
Connecticut State Special Tax
 Obligation Refunding Bonds
 (Transportation
 Infrastructure Purposes)
 Series 1995C / (FGIC
 Insurance) (Aaa AAA)
  5.50%, 10/01/00                  2,000          2,083
                                           ------------
 FLORIDA--2.2%
Orange County, Florida
 Certificates of Participation
 Series A / (MBIA Insurance)
 (Aaa -)
  4.80%, 08/01/02                  1,300          1,333
                                           ------------

                                   Par        Value
                                ---------  ------------

 GEORGIA--3.6%
Private Colleges & University
 Facilities Authority Revenue
 Bonds (Emory University
 Project) (Aa1 AA)
  6.00%, 10/01/05               $  2,000   $      2,193
                                           ------------

 ILLINOIS--1.9%
Illinois Health Facility
 Authority Revenue Bonds (OSF
 Healthcare System) Series
 1993 (A1 A+)
  5.13%, 11/15/00                  1,145          1,171
                                           ------------

 INDIANA--1.8%
Monroe County, Indiana
 Industrial Hospital Authority
 Revenue Refunding Bonds
 (Bloomington Hospital
 Project) / (MBIA Insurance)
 (Aaa-)
  4.60%, 05/01/04                  1,105          1,119
                                           ------------

 IOWA--3.7%
Black Hawk County, Iowa
 Hospital Facilities Revenue
 Bonds (Allen Memorial
 Hospital) Series 1990 (Pre-
 Refunded) / (AMBAC Insurance
 & Escrowed to Maturity with
 Government Securities) (Aaa
 AAA)
  7.38%, 02/01/01                  2,000          2,223
                                           ------------

 KENTUCKY--4.5%
Kentucky Housing Corp. Housing
 Revenue Bonds Series 1993B /
 (Multiple Credit
 Enhancements) (Aaa AAA)
  4.45%, 07/01/00                  1,000          1,014
Kentucky State Property &
 Buildings Commission Revenue
 Refunding Bonds (Project 55)
 (A2 A+)
  4.15%, 09/01/99                  1,735          1,741
                                           ------------
                                                  2,755
                                           ------------

 MARYLAND--5.1%
Washington, Maryland Suburban
 Sanitation District Sewage
 Disposal Refunding Bonds
 (Montgomery & Prince George
 Counties) (Aa1 AA)
  6.00%, 11/01/99                  3,000          3,116
                                           ------------

--------------------------------------------------------------------------------

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (in thousands)
February 28, 1998 (Unaudited)

                                   Par        Value
                                ---------  ------------
 MASSACHUSETTS--5.1%
Massachusetts Municipal
 Wholesale Electric Company
 Power Supply Systems Revenue
 Bonds Series 1992E / (AMBAC
 Insurance) (Aaa AAA)
  5.50%, 07/01/00               $  2,000   $      2,077
Massachusetts State Water
 Reserves Authority Revenue
 Bonds Series A / (FSA
 Insurance) (Aaa AAA)
  5.00%, 08/01/05                  1,000          1,048
                                           ------------
                                                  3,125
                                           ------------

 MICHIGAN--1.8%
Michigan State Hospital
 Finance Authority Revenue
 Bonds (McLaren Obligated
 Group) / (Escrowed to
 Maturity with Government
 Securities) (Aaa -)
  7.00%, 09/15/00                  1,000          1,093
                                           ------------

 MINNESOTA--7.2%
Minneapolis, Minnesota
 Community Development Agency
 Tax Increment Revenue Bonds /
 (MBIA Insurance) (Aaa AAA)
  7.00%, 09/01/00                  1,000          1,076
Minnesota State Housing
 Finance Agency Rental Housing
 Revenue Bonds Series D /
 (MBIA Insurance) (Aaa AAA)
  4.80%, 08/01/01                  2,175          2,222
St. Paul, Minnesota Sewer
 Revenue Bonds Series 1988A
 (Aa2 A)
  8.00%, 12/01/98                  1,050          1,091
                                           ------------
                                                  4,389
                                           ------------
 MISSISSIPPI--3.4%
Mississippi Hospital Equipment
 & Facilities Authority
 Revenue Refunding Bonds
 (Mississippi Baptist Medical
 Center) / (MBIA Insurance)
 (Aaa AAA)
  5.25%, 05/01/01                  2,000          2,070
                                           ------------
                                   Par        Value
                                ---------  ------------

 MISSOURI--0.8%
Missouri State Environmental
 Improvement & Energy
 Resources Authority Water
 Pollution Control Revenue
 Bonds (State Revolving Fund
 Program) Series 1992A (Aa1 -)
  5.80%, 07/01/99               $    500   $        513
                                           ------------

 NEW JERSEY--1.7%
New Jersey Health Care
 Facilities Financing
 Authority Revenue Bonds
 (Community Medical Center/
 Kimball) / (FSA Insurance)
 (Aaa AAA)
  4.50%, 07/01/99                  1,000          1,009
                                           ------------

 NEW YORK--10.6%
Municipal Assistance Corp. for
 the City of New York Revenue
 Bonds Series L (Aa2 AA-)
  5.50%, 07/01/03                  2,000          2,125
New York City Transitional
 Finance Authority Revenue
 Bonds Series B (Aa3 AA)
  5.25%, 11/15/04                  1,300          1,380
New York City, New York
 General Obligation Bonds
 Series L (A3 BBB+)
  5.10%, 08/01/02                    800            825
New York State Dormitory
 Authority Lease Revenue
 Refunding Bonds (State
 University Dormitory
 Facilities) Series 1995A /
 (AMBAC Insurance) (Aaa AAA)
  5.10%, 07/01/01                  2,000          2,068
                                           ------------
                                                  6,398
                                           ------------

 OHIO--6.3%
Ohio State Public Facilities
 Commission Higher Education
 Capital Facilities Revenue
 Bonds Series II-A / (MBIA
 Insurance) (Aaa AAA)
  4.38%, 11/01/00                  1,750          1,772

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   Par        Value
                                ---------  ------------
Ohio State Public Facilities
 Commission Higher Education
 Capital Facilities Revenue
 Bonds Series II-B / (FSA
 Insurance) (Aaa AAA)
  5.00%, 11/01/01               $  2,000   $      2,067
                                           ------------
                                                  3,839
                                           ------------

 PENNSYLVANIA--2.6%
Pennsylvania State Turnpike
 Revenue Bonds Series C /
 (Escrowed to Maturity with
 Government Securities) (Aaa
 AAA)
  7.55%, 12/01/98                  1,500          1,572
                                           ------------

 SOUTH CAROLINA--3.6%
Charleston, South Carolina
 Public Facilities
 Certificates of Participation
 (Public Improvement Project)
 Series 1993 / (AMBAC
 Insurance) (Aaa AAA)
  4.30%, 09/01/00                  1,085          1,099
Greenville, South Carolina
 Hospital Facilities Revenue
 Refunding Bonds Series 1993C
 (- AA)
  5.00%, 05/01/00                  1,090          1,111
                                           ------------
                                                  2,210
                                           ------------
 TENNESSEE--4.4%
Knox County, Tennessee Health
 & Education Hospital
 Facilities Revenue Bonds
 (Fort Sanders Alliance)
 Series 1990C (Pre-Refunded) /
 (MBIA Insurance) (Aaa AAA)
  7.00%, 01/01/00                  2,500          2,684
                                           ------------
 TEXAS--1.7%
Houston, Texas General
 Obligation Revenue Bonds
 Series 1995A (Aa3 AA-)
  5.30%, 03/01/01                  1,000          1,025
                                           ------------
 WASHINGTON--6.6%
Port of Seattle, Washington
 Revenue Bonds Series B /
 (FGIC Insurance) (Aaa AAA)
  5.50%, 09/01/02                  2,775          2,921

                                   Par        Value
                                ---------  ------------
Washington State General
 Obligation Refunding Bonds
 Series 1991 R-92 B (Aa1 AA+)
  6.30%, 09/01/02               $  1,000   $      1,081
                                           ------------
                                                  4,002
                                           ------------
 WISCONSIN--3.3%
Wisconsin State Health &
 Education Facilities
 Authority Revenue Bonds
 (Aurora Medical Group
 Project) Series 1996 / (FSA
 Insurance) (Aaa AAA)
  4.90%, 11/15/02                  1,000          1,031
Wisconsin State Health and
 Educational Facilities
 Authority Revenue Bonds
 (Carroll College Incorporated
 PJ) (- BBB)
  4.80%, 10/01/06                  1,000            994
                                           ------------
                                                  2,025
                                           ------------
TOTAL MUNICIPAL BONDS
 (Cost $57,743)                                  58,689
                                           ------------
 VARIABLE RATE OBLIGATIONS--3.5%(b)
 CALIFORNIA--1.9%
California Pollution Control
 Financing Authority Revenue
 Bonds (Southern California
 Edison) Series 1986A (A1 A+)
  3.90%, 03/02/98                    900            900
Irvine Ranch, California Water
 District Consolidated Revenue
 Refunding Bonds (Districts
 102, 103, 105 & 106) /
 (Commerzbank AG LOC) (Aa2
 AA-)
  3.65%, 03/02/98                    200            200
                                           ------------
                                                  1,100
                                           ------------

 NEW YORK--1.6%
New York City General
 Obligation Bonds Series
 1993A-8 / (Morgan Guaranty
 Trust LOC) (Aa1 AAA)
  3.65%, 03/02/98                  1,000          1,000
                                           ------------
TOTAL VARIABLE RATE OBLIGATIONS
 (Cost $2,100)                                    2,100
                                           ------------

--------------------------------------------------------------------------------

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (in thousands)
February 28, 1998 (Unaudited)

                                   Par        Value
                                ---------  ------------
 SHORT-TERM INVESTMENTS--0.1%(c)
Provident Institutional
 Funds-- MuniFund Portfolio
  3.02%, 03/07/98               $     69   $         69
                                           ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $69)                                          69
                                           ------------
TOTAL INVESTMENTS--100%
 (Cost $59,912)                            $     60,858
                                           ------------
                                           ------------

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

SCHWAB LONG-TERM TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (in thousands)
February 28, 1998 (Unaudited)

                                   Par        Value
                                ---------  ------------
 MUNICIPAL BONDS - 96.0%(a)
 ALASKA--3.5%
Valdez, Alaska Marine Terminal
 Revenue Bonds (BP Pipeline
 Project) Series 1993B (Aa2
 AA)
  5.50%, 10/01/28               $   2,000  $      2,020
                                           ------------
 ARIZONA--4.0%
Maricopa County, Arizona
 Alhambra Elementary School
 District 68 School
 Improvement & Refunding Bonds
 Series 1994A / (AMBAC
 Insurance) (Aaa AAA)
  6.80%, 07/01/12                   2,000         2,285
                                           ------------
 CALIFORNIA--4.9%
Santa Clara County, California
 Financing Authority Lease
 Revenue Bonds (VMC Facility
 Replacement Project) Series
 1994A / (AMBAC Insurance)
 (Aaa AAA)
  7.75%, 11/15/10                   1,000         1,309
Santa Clara County, California
 Financing Authority Lease
 Revenue Bonds / (AMBAC
 Insurance) (Aaa AAA)
  5.00%, 11/15/17                   1,500         1,485
                                           ------------
                                                  2,794
                                           ------------
 FLORIDA--2.4%
Hillsborough County, Florida
 Aviation Revenue Bonds (Tampa
 International Airport) Series
 B / (FGIC Insurance) (Aaa
 AAA)
  5.88%, 10/01/23                   1,250         1,342
                                           ------------
 GEORGIA--4.4%
Atlanta, Georgia Water and
 Sewer System Revenue Bonds /
 (FGIC Insurance) (Aaa AAA)
  5.25%, 01/01/27                   2,500         2,509
                                           ------------
 ILLINOIS--2.1%
Illinois State Toll Highway
 Authority Priority Revenue
 Bonds Series 1992A (A1 A+)
  6.38%, 01/01/15                   1,100         1,180
                                           ------------

                                   Par        Value
                                ---------  ------------
 IOWA--1.1%
Cedar Rapids, Iowa Hospital
 Facilities Revenue Bonds (St.
 Luke's Methodist Project)
 Series 1993 / (FGIC
 Insurance) (Aaa AAA)
  6.13%, 08/15/13               $     600  $        643
                                           ------------
 KENTUCKY--1.8%
Jefferson County, Kentucky
 Health Facilities Revenue
 Bonds (University Medical
 Center Project) / (MBIA
 Insurance) (Aaa AAA)
  5.25%, 07/01/22                   1,000         1,001
                                           ------------
 MARYLAND--0.7%
Maryland State Community
 Development Administration
 Department of Housing &
 Community Development Revenue
 Bonds Series A (Aa2 -)
  5.88%, 07/01/16                     400           424
                                           ------------
 MASSACHUSETTS--5.0%
Massachusetts State Housing
 Finance Agency Multi-Family
 Residential Housing Revenue
 Bonds Series 1989A (A A+)
  7.80%, 08/01/22                     800           839
Massachusetts State Industrial
 Financing Agency Revenue
 Bonds (Suffolk University) /
 (AMBAC Insurance) (Aaa AAA)
  5.25%, 07/01/27                   2,000         2,013
                                           ------------
                                                  2,852
                                           ------------
 MICHIGAN--8.7%
Detroit, Michigan Water Supply
 System Senior Lien Revenue
 Bonds Series 1997A / (MBIA
 Insurance) (Aaa AAA)
  5.00%, 07/01/27                   3,000         2,902
Eastern Michigan University
 Board of Regents Revenue
 Bonds / (FGIC Insurance) (Aaa
 AAA)
  5.50%, 06/01/17                   2,000         2,088
                                           ------------
                                                  4,990
                                           ------------

--------------------------------------------------------------------------------

SCHWAB LONG-TERM TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (in thousands)
February 28, 1998 (Unaudited)

                                   Par        Value
                                ---------  ------------
 MISSISSIPPI--4.1%
Mississippi Hospital Equipment
 & Facilities Authority
 Revenue Bonds (Mississippi
 Baptist Medical Center) /
 (MBIA Insurance) (Aaa AAA)
  6.00%, 05/01/13               $   2,150  $      2,338
                                           ------------
 NEW JERSEY--1.8%
New Jersey Health Care
 Facilities Financing
 Authority Revenue Bonds
 (Community Medical
 Center/Kimball) / (FSA
 Insurance) (Aaa AAA)
  4.50%, 07/01/99                   1,000         1,009
                                           ------------
 NEW YORK--3.6%
New York State General
 Obligation Bonds Series 1996A
 (A2 A)
  5.30%, 07/15/15                   2,000         2,035
                                           ------------
 NORTH CAROLINA--3.5%
North Carolina Medical Care
 Community Health Care
 Facilities Revenue Bonds
 (Care Medical Project) (Aa3
 AA)
  5.25%, 05/01/21                   2,000         2,003
                                           ------------
 PENNSYLVANIA--9.8%
Pennsylvania Higher Education
 Facilities Authority Revenue
 Bonds (University of
 Pennsylvania Health Services)
 Series 1996A (Aa AA)
  5.75%, 01/01/17                   2,000         2,108
Philadelphia, Pennsylvania
 Hospital & Higher Education
 Facilities Authority Revenue
 Refunding Bonds (Childrens
 Hospital) (Aa3 AA)
  5.25%, 02/15/08                     700           727
Pittsburgh, Pennsylvania Water
 & Sewer Authority Revenue
 Bonds Series B / (FSA
 Insurance) (Aaa AAA)
  5.75%, 09/01/25                   1,250         1,314
Seneca Valley, Pennslyvania
 School District Revenue Bonds
 / (FGIC Insurance) (Aaa
 AAA)(d)
  5.15%, 02/15/20                   1,500         1,481
                                           ------------
                                                  5,630
                                           ------------
                                   Par        Value
                                ---------  ------------
 PUERTO RICO--3.5%
Puerto Rico Commonwealth
 Infrastructure Financing
 Authority Revenue Bonds /
 (AMBAC Insurance) (Aaa AAA)
  5.00%, 07/01/21               $   2,000  $      1,970
                                           ------------
 RHODE ISLAND--1.9%
Rhode Island Housing &
 Mortgage Finance Corp.
 Homeownership Opportunity
 Bonds Series 10A (Aa2 AA+)
  6.50%, 10/01/22                   1,000         1,065
                                           ------------
 TEXAS--16.7%
Austin, Texas Utilities System
 Revenue Bonds / (FSA
 Insurance) (Aaa AAA)
  5.13%, 11/15/16                   3,000         3,002
Brazos River Authority Texas
 Revenue Bonds (Houston
 Industrial Project) / (AMBAC
 Insurance) (Aaa AAA)
  5.13%, 05/01/19                   1,750         1,726
Conroe, Texas Independent
 School District General
 Obligation Bonds / (Permanent
 School Fund Guaranty) (Aaa
 AAA)
  5.25%, 02/15/21                   1,000         1,008
Elgin, Texas Independent
 School District General
 Obligation Bonds / (Permanent
 School Fund Guaranty LOC)
 (Aaa AAA)
  5.25%, 10/01/24                   2,000         2,008
Texas State Public Financing
 Authority General Obligation
 Bonds Series 1994B (Aa2 AA)
  5.75%, 10/01/14                   1,025         1,112
University of Texas Revenue
 Refunding Bonds Series B (Aa1
 -)
  6.75%, 08/15/13                     680           746
                                           ------------
                                                  9,602
                                           ------------
 VIRGINIA--3.7%
Virginia State Public Building
 Authority Revenue Bonds
 Public Facilities Series A
 (Aa2 AA)
  5.50%, 08/01/16                   2,000         2,100
                                           ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   Par        Value
                                ---------  ------------
 WASHINGTON--7.0%
King County, Washington Lease
 Revenue Bonds (King Street
 Center Project) / (MBIA
 Insurance) (Aaa AAA)
  5.13%, 06/01/17               $   1,000  $        996
King County, Washington School
 District General Obligation
 Bonds No. 415 Series A (A1
 AA-)
  5.55%, 12/01/11                     500           534
Seattle, Washington Municipal
 Light & Power Revenue
 Refunding Bonds Series 1993
 (Aa2 AA)
  5.40%, 05/01/08                   2,300         2,442
                                           ------------
                                                  3,972
                                           ------------
 WISCONSIN--1.8%
Wisconsin State Health &
 Education Facilities Revenue
 Bonds (Medical College of
 Wisconsin Project) / (MBIA
 Insurance) (Aaa AAA)
  5.50%, 03/01/17                   1,000         1,036
                                           ------------
TOTAL MUNICIPAL BONDS
 (Cost $51,860)                                  54,800
                                           ------------
 VARIABLE RATE OBLIGATIONS--3.9%(b)
 CALIFORNIA--3.0%
California Pollution Control
 Financing Authority Revenue
 Bonds (Pacific Gas & Electric
 Company) Series 1996F /
 (Banque Nationale de Paris
 LOC) (- AA+)
  3.60%, 03/02/98                     200           200
California Pollution Control
 Financing Authority Revenue
 Bonds (Southern California
 Edison) Series 1986A (A1 A+)
  3.90%, 03/02/98                     300           300
California Pollution Control
 Financing Authority Revenue
 Bonds (Southern California
 Edison) Series 1986B (A1 A+)
  3.90%, 03/02/98                     400           400

                                   Par        Value
                                ---------  ------------
Irvine Ranch, California Water
 District Consolidated Revenue
 Refunding Bonds (Districts
 105, 250 & 290) Series 1991 /
 (National Westminster Bank
 PLC LOC) (Aa2 AA)
  3.65%, 03/02/98               $     200  $        200
Irvine Ranch, California Water
 District Consolidated Revenue
 Refunding Bonds (Various
 Improvement District Number
 182) Series A / (Landesbank
 Hessen-Thuringen Girozentrale
 LOC) (- AAA)
  3.55%, 03/02/98                     300           300
Orange County, California
 Sanitation District
 Certificates of Participation
 (Districts 1, 2, 3, 6, 7 &
 11) Series 1992C / (FGIC
 Insurance & FGIC SPA) (Aaa
 AAA)
  3.60%, 03/02/98                     200           200
Orange County, California
 Water District Improvement
 Bond Act 1915 Revenue Bonds
 (Irvine Coast Assessment
 District) Number 88-1 /
 (Kredietbank, N.V. & Societe
 Generale LOC) (Aa3 AA-)
  3.60%, 03/02/98                     100           100
                                           ------------
                                                  1,700
                                           ------------
 NEW YORK--0.9%
New York City General
 Obligation Bonds Series
 1993A-8 / (Morgan Guaranty
 Trust LOC) (Aa1 AAA)
  3.65%, 03/02/98                     500           500
                                           ------------
TOTAL VARIABLE RATE OBLIGATIONS
 (Cost $2,200)                                    2,200
                                           ------------
 SHORT-TERM INVESTMENTS--0.1%(c)
Provident Institutional
 Funds-- MuniFund Portfolio
  3.02%, 03/07/98                      56            56
                                           ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $56)                                          56
                                           ------------
TOTAL INVESTMENTS--100%
 (Cost $54,116)                            $     57,056
                                           ------------
                                           ------------

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS
February 28, 1998 (Unaudited)

Parenthetical disclosures which follow each security represent independent bond ratings, where available, as provided by Moody Investors Service, Inc. and Standard & Poor's Ratings Group which were in effect on the report date.

(a)  Interest rates represent coupon rate of security.

(b) Variable rate securities. Interest rates vary periodically based on current market rates. Rates shown are the effective rates on report date. Dates shown represent the earlier of the demand date or next interest rate change date, which is considered the maturity date for financial reporting purposes. For variable rate securities without demand features and which mature in less than one year, the next interest reset date is shown.

(c)  Interest rates represent the yield on report date.

(d) Security traded on a delayed-delivery basis. Payment and delivery is scheduled for a future time, generally within two weeks of entering into the transaction. The transaction is subject to market fluctuation and to the risk that the value may be more or less than the purchase price when the transaction was initiated. The Fund has set aside sufficient investment securities as collateral for securities purchased on a delayed-delivery basis.

     Abbreviations
    -------------

AMBAC      American Municipal Bond Assurance Corp.
FGIC       Financial Guaranty Insurance Company
FSA        Financial Security Assurance
LOC        Letter of Credit
MBIA       Municipal Bond Investors Assurance

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
February 28, 1998 (Unaudited)

                                                                                  Schwab          Schwab
                                                                             Short/Intermediate  Long-Term
                                                                                 Tax-Free        Tax-Free
                                                                                 Bond Fund       Bond Fund
                                                                             -----------------  -----------
ASSETS
Investments, at value (Cost: $59,912 and $54,116, respectively)                  $  60,858       $  57,056
Receivables:
  Interest                                                                             837             683
  Fund shares sold                                                                     187              27
Deferred organization costs                                                              9              --
Prepaid expenses                                                                         9              17
                                                                                  --------      -----------
    Total assets                                                                    61,900          57,783
                                                                                  --------      -----------

LIABILITIES
Payables:
  Dividends                                                                             22              24
  Investments purchased                                                              1,040           1,493
  Fund shares redeemed                                                                   2             551
Other liabilities                                                                       97              90
                                                                                  --------      -----------
    Total liabilities                                                                1,161           2,158
                                                                                  --------      -----------
Net assets applicable to outstanding shares                                      $  60,739       $  55,625
                                                                                  --------      -----------
                                                                                  --------      -----------

NET ASSETS CONSIST OF:
Paid-in-capital                                                                  $  60,306       $  52,469
Distributions in excess of net investment income                                       (13)            (13)
Accumulated net realized gain (loss) on investments sold                              (500)            229
Net unrealized appreciation on investments                                             946           2,940
                                                                                  --------      -----------
                                                                                 $  60,739       $  55,625
                                                                                  --------      -----------
                                                                                  --------      -----------

PRICING OF SHARES
Outstanding shares, $0.00001 par value (unlimited shares authorized)                 5,935           5,117
Net asset value, offering and redemption price per share                            $10.23          $10.87

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (in thousands)
For the six months ended February 28, 1998 (Unaudited)

                                                                                    Schwab            Schwab
                                                                              Short/Intermediate     Long-Term
                                                                                   Tax-Free          Tax-Free
                                                                                   Bond Fund         Bond Fund
                                                                              -------------------  -------------

Interest Income                                                                    $   1,221         $   1,338
                                                                                     -------       -------------
Expenses:
  Investment advisory and administration fee                                             111               103
  Transfer agency and shareholder service fees                                            68                63
  Custodian fees                                                                          19                18
  Professional fees                                                                       16                22
  Shareholder reports                                                                     32                30
  Trustees' fees                                                                           7                 7
  Registration fees                                                                       15                --
  Amortization of deferred organization costs                                              7                 1
  Insurance and other expenses                                                            14                12
                                                                                     -------       -------------
                                                                                         289               256
Less: expenses reduced (see Note 4)                                                     (156)             (133)
                                                                                     -------       -------------
    Total expenses incurred by Fund                                                      133               123
                                                                                     -------       -------------
Net investment income                                                                  1,088             1,215
                                                                                     -------       -------------
Net realized gain on investments sold                                                     15               237
Net unrealized appreciation on investments                                               419             1,365
                                                                                     -------       -------------
  Net gain on investments                                                                434             1,602
                                                                                     -------       -------------
Increase in net assets resulting from operations                                   $   1,522         $   2,817
                                                                                     -------       -------------
                                                                                     -------       -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                                  Schwab                     Schwab
                                                            Short/Intermediate              Long-Term
                                                            Tax-Free Bond Fund         Tax-Free Bond Fund
                                                        --------------------------  -------------------------
                                                         Six months                  Six months
                                                            ended                      ended
                                                        February 28,   Year ended   February 28,  Year ended
                                                            1998       August 31,       1998      August 31,
                                                         (Unaudited)      1997      (Unaudited)      1997
                                                        -------------  -----------  ------------  -----------
Operations:
  Net investment income                                   $   1,088     $   2,169    $    1,215    $   2,228
  Net realized gain on investments sold                          15            22           237          407
  Net unrealized appreciation on investments                    419           586         1,365        1,281
                                                        -------------  -----------  ------------  -----------
  Increase in net assets resulting from operations            1,522         2,777         2,817        3,916
                                                        -------------  -----------  ------------  -----------
Dividends to shareholders from net investment income         (1,100)       (2,169)       (1,230)      (2,228)
Dividends in excess of net investment income                    (13)           --           (13)          --
Dividends from realized gain on investments                      --            --           (25)          --
                                                        -------------  -----------  ------------  -----------
    Total distributions                                      (1,113)       (2,169)       (1,268)      (2,228)
                                                        -------------  -----------  ------------  -----------
Capital share transactions
  Proceeds from shares sold                                  13,724        15,680        16,414       14,726
  Net asset value of shares issued in reinvestment of
    dividends                                                   871         1,698           901        1,547
  Less payments for shares redeemed                          (8,662)      (17,721)      (10,006)     (14,866)
                                                        -------------  -----------  ------------  -----------
  Increase (decrease) in net assets from capital share
    transactions                                              5,933          (343)        7,309        1,407
                                                        -------------  -----------  ------------  -----------
    Total increase in net assets                              6,342           265         8,858        3,095
Net assets:
  Beginning of period                                        54,397        54,132        46,767       43,672
                                                        -------------  -----------  ------------  -----------
  End of period (including distributions in excess of
    net investment income and undistributed net
    investment income of ($13), $12, ($13) and $15,
    respectively)                                         $  60,739     $  54,397    $   55,625    $  46,767
                                                        -------------  -----------  ------------  -----------
                                                        -------------  -----------  ------------  -----------
Number of Fund shares:
  Sold                                                        1,342         1,549         1,520        1,415
  Reinvested                                                     86           168            84          149
  Redeemed                                                     (849)       (1,754)         (929)      (1,434)
                                                        -------------  -----------  ------------  -----------
  Net increase (decrease) in shares outstanding                 579           (37)          675          130
Shares outstanding:
  Beginning of period                                         5,356         5,393         4,442        4,312
                                                        -------------  -----------  ------------  -----------
  End of period                                               5,935         5,356         5,117        4,442
                                                        -------------  -----------  ------------  -----------
                                                        -------------  -----------  ------------  -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

    For a share outstanding throughout each period:

                                           Six months
                                             ended                                             Period
                                          February 28,         Year ended August 31,           ended
                                              1998       ----------------------------------  August 31,
                                          (Unaudited)     1997     1996     1995     1994      1993**
                                          ------------   -------  -------  -------  -------  ----------
Net asset value at beginning of period      $ 10.16      $ 10.04  $ 10.12  $  9.92  $ 10.15   $ 10.00
                                          ------------   -------  -------  -------  -------  ----------
Income from investment operations
  Net investment income                        0.20         0.41     0.41     0.40     0.37      0.13
  Net realized and unrealized gain
    (loss) on investments                      0.08         0.12    (0.08)    0.20    (0.23)     0.15
                                          ------------   -------  -------  -------  -------  ----------
    Total from investment operations           0.28         0.53     0.33     0.60     0.14      0.28
Less distributions
  Dividends from net investment income        (0.21)       (0.41)   (0.41)   (0.40)   (0.37)    (0.13)
  Dividends in excess of net investment
    income++                                     --           --       --       --       --        --
  Dividends from realized gain on
    investments                                  --           --       --       --       --        --
                                          ------------   -------  -------  -------  -------  ----------
    Total distributions                       (0.21)       (0.41)   (0.41)   (0.40)   (0.37)    (0.13)
                                          ------------   -------  -------  -------  -------  ----------
Net asset value at end of period            $ 10.23      $ 10.16  $ 10.04  $ 10.12  $  9.92   $ 10.15
                                          ------------   -------  -------  -------  -------  ----------
                                          ------------   -------  -------  -------  -------  ----------
Total return (not annualized)                  2.75%        5.40%    3.32%    6.23%    1.42%     2.83%
Ratios/Supplemental data
  Net assets, end of period (000s)          $60,739      $54,397  $54,132  $52,504  $63,889   $54,450
  Ratio of expenses to average net
    assets+                                    0.49%*       0.49%    0.49%    0.49%    0.48%     0.45%*
  Ratio of net investment income to
    average net assets+                        4.01%*       4.08%    4.06%    4.06%    3.71%     3.63%*
  Portfolio turnover rate                         7%          20%      44%      35%      19%       11%

--------------------

  +The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced by the Investment Manager and Schwab. Had these expenses not been reduced, the Fund's expense and net investment income ratios would have been:

    Ratio of expenses to average net
   assets                                      1.06%*       0.96%    0.90%    0.89%    0.91%     1.26%*
    Ratio of net investment income to
   average net
     assets                                    3.43%*       3.61%    3.65%    3.66%    3.28%     2.82%*

 ++ Amount per share does not round to a full penny.
  * Annualized
 ** For the period April 21, 1993 (commencement of operations) to August 31,
    1993.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

SCHWAB LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

    For a share outstanding throughout each period:

                                           Six months                                          Eight
                                             ended                                             months        Period
                                          February 28,         Year ended August 31,           ended         ended
                                              1998       ----------------------------------  August 31,   December 31,
                                          (Unaudited)     1997     1996     1995     1994       1993         1992**
                                          ------------   -------  -------  -------  -------  ----------   ------------
Net asset value at beginning of period      $ 10.53      $ 10.13  $ 10.16  $  9.95  $ 10.59   $  9.92       $ 10.00
                                          ------------   -------  -------  -------  -------  ----------   ------------
Income from investment operations
  Net investment income                        0.25         0.53     0.52     0.53     0.52      0.36          0.17
  Net realized and unrealized gain
    (loss) on investments                      0.36         0.40    (0.03)    0.21    (0.56)     0.67         (0.08)
                                          ------------   -------  -------  -------  -------  ----------   ------------
    Total from investment operations           0.61         0.93     0.49     0.74    (0.04)     1.03          0.09
Less distributions
  Dividends from net investment income        (0.26)       (0.53)   (0.52)   (0.53)   (0.52)    (0.36)        (0.17)
  Dividends in excess of net investment
    income++                                     --           --       --       --       --        --            --
  Dividends from realized gain on
    investments                               (0.01)          --       --       --    (0.08)       --            --
                                          ------------   -------  -------  -------  -------  ----------   ------------
    Total distributions                       (0.27)       (0.53)   (0.52)   (0.53)   (0.60)    (0.36)        (0.17)
                                          ------------   -------  -------  -------  -------  ----------   ------------
Net asset value at end of period            $ 10.87      $ 10.53  $ 10.13  $ 10.16  $  9.95   $ 10.59       $  9.92
                                          ------------   -------  -------  -------  -------  ----------   ------------
                                          ------------   -------  -------  -------  -------  ----------   ------------
Total return (not annualized)                  5.83%        9.36%    4.87%    7.76%   (0.42)%    10.56%        0.92%
Ratios/Supplemental data
  Net assets, end of period (000s)          $55,625      $46,767  $43,672  $41,413  $43,975   $50,413       $28,034
  Ratio of expenses to average net
    assets+                                    0.49%*       0.49%    0.49%    0.54%    0.51%     0.45%*        0.45%*
  Ratio of net investment income to
    average net assets+                        4.83%*       5.09%    5.06%    5.40%    5.05%     5.30%*        5.61%*
  Portfolio turnover rate                        20%          61%      50%      70%      62%       91%           54%

--------------------

  +The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced by the Investment Manager and Schwab. Had these expenses not been reduced, the Fund's expense and net investment income ratios would have been:

    Ratio of expenses to average net
     assets                                    1.02%*       1.02%    0.94%    0.93%    0.99%     1.18%*        1.53%*
    Ratio of net investment income to
     average net assets                        4.31%*       4.56%    4.61%    5.01%    4.57%     4.57%*        4.53%*

 ++ Amount per share does not round to a full penny.
  * Annualized
 ** For the period September 11, 1992 (commencement of operations) to December
    31, 1992.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
For the six months ended February 28, 1998 (Unaudited)

1. DESCRIPTION OF THE FUNDS

The Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund (the "Funds") are series of Schwab Investments (the "Trust"), a no load, open-end, management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940 (the "Act"), as amended.

In addition to the Funds, the Trust also offers--the Schwab 1000 Fund-Registered Trademark-, Schwab Short-Term Bond Market Index Fund, Schwab Total Bond Market Index Fund, Schwab California Short/ Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION--Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities within 60 days or less of maturity are stated at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND INTEREST INCOME--Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Realized gains and losses from security transactions are determined on an identified cost basis. Interest income is accrued on a daily basis and includes amortization of premium on investments. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date.

DIVIDENDS TO SHAREHOLDERS--Each Fund declares a daily dividend, from net investment income for that day, payable monthly. Distributions of net capital gains, if any, are recorded on ex-dividend date, payable annually on a calendar year basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DEFERRED ORGANIZATION COSTS--Costs incurred in connection with the organization of the Funds and their initial registration with the Securities and Exchange Commission are amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

EXPENSES--Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES--It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

At February 28, 1998, (for financial reporting and federal income tax purposes):

                                                                 Net Unrealized   Appreciated   Depreciated
                                                                  Appreciation    Securities    Securities
                                                                 --------------  -------------  -----------
  Schwab Short/Intermediate Tax-Free Bond Fund                    $    946,000   $     989,000   $  43,000
  Schwab Long-Term Tax-Free Bond Fund                             $  2,940,000   $   2,987,000   $  47,000

CAPITAL LOSS CARRYFORWARDS--As of August 31, 1997, the unused capital loss carryforwards, for federal income tax purposes was as follows:

                                                               Schwab Short/Intermediate
                                                                  Tax-Free Bond Fund
                                                               -------------------------
Expiring in:
08/31/03                                                              $   244,000
08/31/04                                                                  296,000
                                                                       ----------
  Total capital loss carryforwards                                    $   540,000
                                                                       ----------
                                                                       ----------

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT--The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. The Investment Manager has reduced a portion of its fee for the six months ended February 28, 1998 (see Note 4).

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS--The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
of each fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. Schwab has reduced a portion of its fees for the six months ended February 28, 1998 (see Note 4).

OFFICERS AND TRUSTEES--Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the six months ended February 28, 1998, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Act. The Funds incurred fees aggregating $14,000 related to the Trust's unaffiliated trustees.

INTERFUND TRANSACTIONS--During the six months ended February 28, 1998, the Funds engaged in purchase and sale transactions with funds that have a common investment advisor, common trustees, and common officers. These transactions, made at current market value pursuant to Rule 17a-7 under the Act, were $13,300,000 and $21,100,000 for the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund, respectively.

4. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab guarantee that, through at least October 31, 1998, each Fund's total operating expenses will not exceed 0.49% of the Fund's average daily net assets after reductions. For the purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses and taxes.

During the six months ended February 28, 1998, the total of such fees reduced by the Investment Manager and Schwab was $111,000 and $45,000 for the Schwab Short/Intermediate Tax-Free Bond Fund, and $103,000 and $30,000 for the Schwab Long-Term Tax-Free Bond Fund, respectively (see Financial Highlights).

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the six months ended February 28, 1998, were as follows (in thousands):

                                          Schwab Short/Intermediate   Schwab Long-Term
                                             Tax-Free Bond Fund      Tax-Free Bond Fund
                                          -------------------------  -------------------
Purchases                                         $   9,247              $    17,148
Proceeds of sales and maturities                  $   3,575              $     9,796

--------------------------------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                    SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money funds.

                         SCHWAB ASSET ALLOCATION FUNDS

                   Schwab MarketTrack-TM- Portfolios--High**
                 Schwab MarketTrack-TM- Portfolios--Balanced**
               Schwab MarketTrack-TM- Portfolios--Conservative**
                 Schwab MarketManager-TM- Portfolios--Growth***
                Schwab MarketManager-TM- Portfolios--Balanced***

                               SCHWAB STOCK FUNDS

                     Schwab 1000 Fund-Registered Trademark-
                              Schwab S&P 500 Fund
                  Schwab Analytics Fund-Registered Trademark-
               Schwab Small-Cap Index Fund-Registered Trademark-
             Schwab MarketManager-TM- Portfolios--Small Company***
             Schwab International Index Fund-Registered Trademark-Schwab MarketManager-TM- Portfolios--International***

                               SCHWAB BOND FUNDS

     Schwab Bond Index Funds--Total and Short-Term Bond Market Index Funds*
          Schwab Tax-Free Bond Funds--Long-Term and Short/Intermediate Schwab California Tax-Free Bond Funds--Long-Term and Short/Intermediate

                               SCHWAB MONEY FUNDS

Schwab offers an array of money funds that seek high current income with safety and liquidity.+ Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments-Registered Trademark-.

Please call 1-800-435-4000 for a free prospectus and brochure for any of the SchwabFunds-Registered Trademark-. This report must be preceded or accompanied by a current prospectus.

EACH PROSPECTUS PROVIDES MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES.
PLEASE READ IT CAREFULLY BEFORE INVESTING.

  * Formerly known as the Schwab Government Bond Funds--Long-Term and Short/Intermediate.
  + Investments in money market funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the funds will be able to maintain a stable share price of $1.
 ** Formerly called the Schwab Asset Director-Registered Trademark- Funds.
*** Formerly called the Schwab OneSource Portfolios.